SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
--------------------------------------------------------------------------------

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                              BRANDYWINE FUND, INC.
                              ---------------------
                (Name of Registrant as Specified in its Charter)

           ----------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:
                                                                       ---------
     2) Aggregate number of securities to which transaction applies:
                                                                     ----------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                  --------------
     4) Proposed maximum aggregate value of transaction: $
                                                          ------------------
     5) Total fee paid:  $
                          --------------------

[ ]  Fee paid previously with preliminary materials:  $
                                                       -----------------

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was previously paid. Identify the previous filing by Registration Statement Number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:  $
                                   ------------------

     2)  Form, Schedule or Registration Statement No.:
                                                      --------------------

     3)  Filing Party:
                       --------------------------------------------------------

     4)   Date Filed: ________________, 200__

Dear Fellow Shareholders:

          All of us at Friess Associates are delighted with the response to our recent announcement that we are partnering with Affiliated Managers Group (AMG). We're grateful for the affirmation of this decision.

          Other options addressing our ownership succession could have been disruptive in many ways, so we are appreciative of the unique approach that AMG has taken with us as well as 16 other firms. In talking to these other affiliates, we learned that AMG truly takes a "hands-off" approach.

          Now there is some bureaucracy and legal rigmarole involved with this. Under the Investment Company Act of 1940, AMG's acquisition of a majority interest in Friess Associates, LLC automatically terminates our previous investment advisory agreements with the Brandywine Funds. That's why we are asking for your approval of new investment advisory agreements, which are substantially identical to the existing agreements.

          One change in the new agreements is that Wyoming-based Friess Associates, LLC may share some or all of its advisory responsibilities with Friess Associates of Delaware, Inc, which would be deemed a "sub-adviser." The researchers, traders and operations folks that work in the Delaware office will provide their services to the Wyoming office. There are no changes in personnel or service, just some legal hoops the new arrangement requires us to jump through such as approving sub-advisory agreements.

          Under this sub-advisory arrangement, Friess Associates, LLC will compensate Friess Associates of Delaware, Inc. so Brandywine Funds shareholders will not experience any increase in investment advisory fees as a result of this arrangement; the Funds will just pay Friess Associates, LLC the same fee as before.

          By signing and returning the proxy, you will also be approving the expansion of the Boards of Directors for the Brandywine Funds. As you can see, we are quite honored to have this additional firepower to advise us and promote the interests of our shareholders. After carefully reading the detailed information in the attached proxy statement, please call us should you have any questions.

          The Boards of Directors have approved all of these proposals and recommend them for your approval as well. The recent Presidential election emphasizes how important a vote here and a vote there can be, so no matter how many shares you own, please complete, date and sign the proxy card and mail it as soon as possible in the accompanying postage-paid envelope.

                                       Sincerely,



                                       Foster Friess
                                       President of the Brandywine Funds

Notice of Special Meeting of Shareholders of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc.
to be Held on October 24, 2001

To Shareholders of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc.:

          We invite you to attend a Special Meeting of Shareholders of Brandywine Fund, Inc. (consisting of the Brandywine Fund), a Maryland corporation, and Brandywine Blue Fund, Inc. (consisting of the Brandywine Blue Fund and the Brandywine Advisors Fund), a Maryland corporation, on Wednesday, October 24, 2001 at 10 o'clock a.m. (Mountain Daylight Time), at 115 East Snow King Avenue, Jackson Wyoming. (The Brandywine Fund, Inc. and the Brandywine Blue Fund, Inc. are each hereinafter referred to as a "Company" and collectively as the "Companies," and the Brandywine Fund, the Brandywine Blue Fund and the Brandywine Advisors Fund are each hereinafter referred to as a "Fund" and collectively as the "Funds"). As we describe in the accompanying Proxy Statement, the shareholders will vote on the following proposals:

          1. A proposal to elect eight directors to the Companies' Boards of Directors (Proposal 1).

          2. A proposal to approve new Investment Advisory Agreements between the Companies on behalf of the Funds and Friess Associates, LLC ("Friess") for each Fund (Proposal 2);

          3. A proposal to approve Sub-Advisory Agreements among the Companies on behalf of the Funds, Friess and Friess Associates of Delaware, Inc. ("Friess Delaware") for each Fund (Proposal 3);

          4. A proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors for the Funds (Proposal 3); and

          5. To consider and act upon such other business as may properly come before the Special Meeting.

     We have enclosed proxy cards for each Company with this Proxy Statement. Your vote is important, no matter how many shares you own. Even if you plan to attend the Special Meeting, please complete, date and sign the proxy card and mail it as soon as you can in the envelope we have provided. If you attend the Special Meeting, you can revoke your proxy and vote your shares in person if you choose.

     We look forward to seeing you at the Special Meeting.

                                       Brandywine Fund, Inc.
                                       and Brandywine Blue Fund, Inc.

                                       Lynda J. Campbell
                                       Secretary

Greenville, Delaware
______________ ___, 2001

                           FREQUENTLY ASKED QUESTIONS

Q:   Why have I received this Proxy Statement?

     The Companies' Boards of Directors have sent you this Proxy Statement, starting around _______ __, 2001, to ask for your vote as a shareholder of one or more of the Funds.

Q:   What am I voting on?

     You will vote on a proposal to elect eight directors to each of the Companies' Boards of Directors, a proposal to approve new Investment Advisory Agreements between the Companies on behalf of the Funds and Friess for each Fund, a proposal to approve Sub-Advisory Agreements among the Companies on behalf of the Funds, Friess and Friess Delaware for each Fund, and a proposal to ratify the selection of PricewaterhouseCoopers LLP as the independent auditors for the Funds. The Companies' Boards of Directors are not aware of any other matter which will be presented to you at the Special Meeting.

Q: Why am I being asked to vote on a proposal to approve new Investment Advisory Agreements?

     The direct and indirect owners of Friess, not the Funds, have entered into agreements with Affiliated Managers Group, Inc. ("AMG") pursuant to which AMG will make a majority investment in Friess. The agreements provide that, except in certain limited circumstances, Friess management will conduct day-to-day business activities, including portfolio management for the Funds. However, AMG's investment will result in an "assignment," as that term is defined in the Investment Company Act of 1940, as amended, (the "Act"), of each Fund's current Investment Advisory Agreements between the Companies on behalf of such Fund and Friess. As a result of the assignment, the Act requires that the current Investment Advisory Agreements automatically terminate and the shareholders of each Fund approve a new Investment Advisory Agreement.

Q:   How will this affect me as a Fund shareholder?

     Your investment in the Funds will remain the same upon completion of AMG's investment in Friess. You will still own the same shares in the same Fund and you will continue to be able to buy and sell shares without any sales charge.

Q:   Will the investment advisory fees be the same?

     Yes, the fees for investment advice charged to your Fund under the new Investment Advisory Agreements will remain the same upon completion of AMG's investment in Friess.

Q:   Who is entitled to vote?

     If you owned shares of a Fund as of the close of business on the record date, August 30, 2001, you are entitled to vote. You will be entitled to vote one vote per share for each share you own on the record date. However, with respect to Proposal 2 and Proposal 3 you will be allowed to vote your shares of a Fund only with respect to approval of the new

     Investment Advisory Agreement and Sub-Advisory Agreement for that Fund. For example, if you own shares of Brandywine Fund, but not Brandywine Blue Fund or Brandywine Advisors Fund, you may vote for or against the approval of the new Investment Advisory Agreement and Sub-Advisory Agreement for Brandywine Fund, but not for or against the approval of the new Investment Advisory Agreement or Sub-Advisory Agreement for Brandywine Blue Fund or Brandywine Advisors Fund. The table below sets forth the proposals for which shareholders of each Fund may vote:

                                                 Shareholders of    Shareholders of     Shareholders of
                                                   Brandywine         Brandywine           Brandywine
                    Proposal No.                     Fund              Blue Fund         Advisors Fund
                    -----------                      ----              ---------         -------------
      1    Election of Directors                      Yes                 Yes                Yes

      2    (Brandywine Fund Investment                Yes                 No                 No
           Advisory Agreement)

      2    (Brandywine Blue Fund Investment           No                  Yes                No
           Advisory Agreement)

      2    (Brandywine Advisors Fund                  No                  No                 Yes
           Investment Advisory Agreement)

      3    (Brandywine Fund Sub-Advisory              Yes                 No                 No
           Agreement)

      3    (Brandywine Blue Fund Sub-Advisory         No                  Yes                No
           Agreement)

      3    (Brandywine Advisors Fund                  No                  No                 Yes
           Sub-Advisory Agreement)

      4    Ratification of Independent                Yes                 Yes                Yes
           Auditors

Q:   Do I need to attend the Special Meeting in order to vote?

     No. You can vote either in person at the Special Meeting or by completing and mailing the enclosed proxy card.

Q:   How will proxies be solicited?

     The Companies will solicit proxies by mail. Certain of the Companies' officers and employees may also solicit by telephone, telegram and personally. The Companies will not pay these officers and employees specifically for soliciting proxies. In addition, the Companies will retain D.F. King & Co., Inc., a professional proxy solicitor, for an estimated fee of $5,000 plus out-of-pocket expenses. The direct and indirect owners of Friess, not the Funds, will bear the cost of soliciting proxies, including preparing, printing, assembling and mailing the proxy material and the fees of D.F. King & Co., Inc.

Q:   How many shares of each Fund's stock are entitled to vote?

     As of the record date, 189,781,102 shares of the Brandywine Fund, 12,675,607 shares of the Brandywine Blue Fund and 3,197,628 shares of the Brandywine Advisors Fund were entitled to vote at the Special Meeting.

Q:   What happens if the Special Meeting is adjourned?

     The Special Meeting could be adjourned if a quorum does not exist. For purposes of any adjournment, proxies will be voted "for" adjournment unless you direct otherwise by writing anywhere on the enclosed proxy that you will vote against any adjournments.

Q:   What constitutes a quorum?

     A "quorum" refers to the number of shares that must be in attendance, in person or by proxy, at a meeting to lawfully conduct business. A majority of the votes of the shares of each of the Companies entitled to be cast represent a quorum. As a result, holders of 94,890,552 shares of the Brandywine Fund, and holders of any combination of 7,936,618 shares of the Brandywine Blue Fund and the Brandywine Advisors Fund must be present in person or represented by proxy at the Special Meeting to constitute a quorum.

Q:   What happens if I sign and return my proxy card but do not mark my vote?

     Mr. William F. D'Alonzo, Ms. Lynda J. Campbell and Mr. Jon S. Fenn, as proxies, will vote your shares to elect the eight nominees to the Companies' Boards of Directors, approve the new Investment Advisory Agreements between the Companies on behalf of the Funds and Friess for each Fund, approve the Sub-Advisory Agreements among the Companies on behalf of the Funds, Friess and Friess Delaware for each Fund and ratify the selection of PricewaterhouseCoopers LLP as the independent auditors of the Funds.

Q:   May I revoke my proxy?

     You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Companies in writing (by subsequent proxy or otherwise). Your presence at the Special Meeting does not itself revoke your proxy.

Q:   Who will count the votes?

     Management Information Services Corp., Norwell, Massachusetts, will count the votes and act as inspector of elections.

Q:   How can I obtain a copy of a Fund's annual report?

     You may request a copy of the Funds' latest annual reports by writing to their principal executive office at 3711 Kennett Pike, P.O. Box 4166, Greenville, Delaware 19807, Attention: Corporate Secretary, or by calling 1-800-656-3017. These copies will be furnished by the Companies free of charge.

               OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

          Set forth below are the names and addresses of all holders of the Funds' common stock who, as of the record date, beneficially owned 5% or more of the Funds' outstanding shares of common stock, the shares of common stock beneficially owned by each nominee for election to the Boards of Directors, and the shares of common stock beneficially owned by all officers and nominees to the Companies' Boards of Directors as a group.

                                                  BRANDYWINE FUND

Name and Address                                     Amount and Nature of
Of Beneficial Owner                                  Beneficial Ownership                         Percent of Class
-------------------                -------------------------------------------------------        ----------------
                                       Sole Power        Shared Power         Aggregate
                                       ----------        ------------         ---------
Charles Schwab & Co. Inc                  _______       18,721,343          18,721,343                 9.86%
101 Montgomery Street .
San Francisco, CA 94104

Robert F. Birch                           _______          _______             _______               _______

William F. D'Alonzo                        51,444           34,932              86,376                   (2)

Foster S. Friess                        1,561,113        3,431,747(1)        4,992,860(1)              2.63%

Charles Quentin Sweeting                  _______          _______             _______               _______
Jackson

Stuart A. McFarland                       _______          _______             _______               _______

W. Richard Scarlett III                   _______          _______             _______               _______

Marvin N. Schoenhals                        2,234          _______               2,234                   (2)

James W. Zug                              _______          _______             _______               _______

Officers and Nominees as a group          _______          _______           5,099,817(1)              2.69%
(11 persons)
---------------

(1)  Includes 3,431,747 shares beneficially owned by Foster S. Friess and Lynnette E. Friess, of which
     1,038,469 shares were held as trustee.
(2)  Less than 1%

                                                BRANDYWINE BLUE FUND

Name and Address                                     Amount and Nature of
Of Beneficial Owner                                  Beneficial Ownership                         Percent of Class
-------------------                -------------------------------------------------------        ----------------
                                       Sole Power        Shared Power         Aggregate
                                       ----------        ------------         ---------
Wells Fargo Bank MN NA                    _______          948,688             948,688                 7.48%
FBO Worldspan LP
P.O. Box 1533
Minneapolis, MN  55480

Charles Schwab & Co. Inc                  _______          737,442             737,442                 5.82%
101 Montgomery Street .
San Francisco, CA 94104

Robert F. Birch                           _______          _______             _______               _______

William F. D'Alonzo                        41,999           30,602              72,601                   (2)

Foster S. Friess                           31,815        2,349,671(1)        2,381,486(1)             18.79%

Charles Quentin Sweeting Jackson          _______          _______             _______               _______

Stuart A. McFarland                       _______          _______             _______               _______

W. Richard Scarlett III                   _______          _______             _______               _______

Marvin N. Schoenhals                          406          _______                 406                   (2)

James W. Zug                              _______          _______             _______               _______

Officers and Nominees as a group          _______          _______           2,459,670(1)             19.40%
(11 persons)
---------------

(1)  Includes 2,349,671 shares beneficially owned by Foster S. Friess and Lynnette E. Friess, of which
     1,629,818 shares were held as trustee.
(2)  Less than 1%

                                              BRANDYWINE ADVISORS FUND

Name and Address                                     Amount and Nature of
Of Beneficial Owner                                  Beneficial Ownership                         Percent of Class
-------------------                -------------------------------------------------------        ----------------
                                       Sole Power        Shared Power         Aggregate
                                       ----------        ------------         ---------
CAPINCO                                   _______          584,097             584,097                18.27%
c/o Firstar Bank
P.O. Box 1787
Milwaukee, WI 53201
Robert F. Birch                           _______          _______             _______               _______

William F. D'Alonzo                        25,000          _______              25,000                   (2)

Foster S. Friess                          _______        2,523,171           2,523,171(1)             78.91%

Charles Quentin Sweeting Jackson          _______          _______             _______               _______

Stuart A. McFarland                       _______          _______             _______               _______

W. Richard Scarlett III                   _______          _______             _______               _______

Marvin N. Schoenhals                          106          _______                 106                   (2)

James W. Zug                              _______          _______             _______               _______

Officers and Nominees as a group          _______          _______           2,548,277(1)             79.69%
(11 persons)
---------------

(1)  Includes 2,500,000 shares beneficially owned by Foster S. Friess and Lynnette E. Friess. By virtue of their ownership of shares of Brandywine Advisors Fund, Foster S. Friess and Lynnette E. Friess control
     Brandywine Advisors Fund. Consequently, their vote to approve the new Investment Advisory Agreement and the Sub-Advisory Agreement for Brandywine Advisors Fund will be sufficient to assure their approval.
(2)  Less than 1%.

                     PROPOSAL 1: ELECTION OF EIGHT DIRECTORS

                                Director Nominees
                                -----------------

          At the Special Meeting, eight directors will be elected to hold office until their respective successors are chosen and qualified. The Companies' Boards of Directors have nominated eight people for election. As proxies, Mr. D'Alonzo, Ms. Campbell and Mr. Fenn intend to vote for the election of all of the nominees. They will also vote proxies for any person that the Boards of Directors may recommend in place of a nominee if that nominee becomes unable to serve as a director before the Special Meeting.

          Nominees who are members of the present Boards of Directors include:
Mr. Friess and Mr. Schoenhals. Each nominee has consented to being named as a nominee and to serve if elected.

          Certain important information regarding the nominees (including their principal occupations for at least the last five years) is as follows:

ROBERT F. BIRCH                                         Age 65
---------------

8 Knollwood Drive
Dover, Massachusetts 02030

(A NOMINEE FOR DIRECTOR OF THE COMPANIES)

          Mr. Birch has served as Chairman of the Board and President of the New America High Income Fund since 1992. He has served as director of Hyperion Fund since 1998.

WILLIAM F. D'ALONZO                                     Age 46
-------------------

3711 Kennett Pike
P.O. Box 4166
Greenville, Delaware  19807

(A NOMINEE FOR DIRECTOR OF THE COMPANIES)

          Mr. D'Alonzo has served as a Vice President of the Companies since 1990. He has also served as Chief Investment Officer of Friess since 1997. Pursuant to his employment agreement to become effective upon the closing of the sale to AMG, Mr. D'Alonzo also will assume the title of Chief Executive Officer of Friess within six months after closing. Mr. D'Alonzo will also become a member of the Management Committee of Friess at the closing. He has been employed as an analyst for Friess and its predecessor since 1981, most recently as Chief Investment Officer. Friess and its predecessor have been the investment adviser for each of the Funds since each Fund's inception.

FOSTER S. FRIESS*                                       Age 61
-----------------

115 East Snow King Avenue
P.O. Box 576
Jackson, Wyoming 83001

(A DIRECTOR OF THE COMPANIES)

          Mr. Friess has served as President, Treasurer and Chairman of the Board of Directors of Brandywine Fund, Inc. since 1985 and Brandywine Blue Fund, Inc. since 1990. He is the Chief Executive Officer of Friess, and was the President and Chairman of the Board of the predecessor to Friess, which he co-founded in 1974 with his wife, Lynnette E. Friess. He has also served as President and Chairman of the Board of Friess Delaware, an affiliate of Friess, since 1993. Pursuant to his employment agreement to become effective upon the closing of the sale to AMG, Mr. Friess will become the Chairman of the Management Committee of Friess and, within six months thereafter, will transition his responsibilities and title of Chief Executive Officer to William F. D'Alonzo. Friess and its predecessor have been the investment adviser for each of the Funds since each Fund's inception.

CHARLES QUENTIN SWEETING JACKSON                        Age 57
--------------------------------

1201 Market Street
Suite 1200
Wilmington, Delaware 19801

(A NOMINEE FOR DIRECTOR OF THE COMPANIES)

          Mr. Jackson is President and Chief Executive Officer of Nuclear Electric Insurance Limited. He has been employed with such company since 1987.

STUART A. MCFARLAND                                     Age 54
-------------------

1500 K. Street, NW
Suite 600
Washington, D.C. 20016

(A NOMINEE FOR DIRECTOR OF THE COMPANIES)

          Mr. McFarland is President and Chief Executive Officer of Pedestal, Inc., an internet based secondary mortgage market trading platform based in Washington, D.C. He has been employed with such company since July 1999. From December 1997 through July 1999, Mr. McFarland was a senior partner of Federal City Capital Advisors, Washington, D.C., a merchant banking firm. Prior to joining Federal City Capital Advisors, Mr. McFarland was an officer of G.E. Capital. He has served as a director of Fortress Investment, a real estate investment trust, since 1998.

W. RICHARD SCARLETT III                                 Age 62
-----------------------

United Bancorporation of Wyoming, Inc.
P.O. Box 15150
Jackson Hole, Wyoming 83001

(A NOMINEE FOR DIRECTOR OF THE COMPANIES)

          Mr. Scarlett is Chairman, President and Chief Executive Officer of United Bancorporation of Wyoming, Inc. He has been employed with such company since 1981.

MARVIN N. SCHOENHALS                                    Age 54
--------------------

838 Market Street
Wilmington, Delaware 19807

(A DIRECTOR OF THE COMPANIES)

          Mr. Schoenhals is President and Chairman of WSFS Financial Corp., a bank holding company. He has served on the Boards of Directors of Brandywine Fund, Inc. and Brandywine Blue Fund, Inc. since 1998. He has also served as an officer of WSFS Financial Corp. since 1990.

JAMES W. ZUG                                            Age 61
------------

1164 St. Andrews Road
Bryn Mawr, Pennsylvania  19010

(A NOMINEE FOR DIRECTOR OF THE COMPANIES)

          Mr. Zug is a retired Senior Partner/International Managing Director of PricewaterhouseCoopers LLP. He was employed with PricewaterhouseCoopers from 1964 through his retirement in 2000. He has served as a director of SPS Technologies, Inc. since April 2001.

------------------

* Messrs. D'Alonzo and Friess are "interested persons" of the Companies as that term is defined in the Act by reason of their being officers of the Companies and employees of Friess.

          The executive officers of the Companies are Mr. Friess, 61, President and Treasurer of Brandywine Fund, Inc. since 1985 and President and Treasurer of Brandywine Blue Fund, Inc. since 1990; Ms. Campbell, 55, Vice President since 1998 and Secretary since 1990; Mr. D'Alonzo, 46, Vice President since 1990; Mr. Carl S. Gates, 69, Vice President since 1994; and Mr. Paul R. Robinson, 78, Vice President and Assistant Secretary since 1990. All executive officers are elected by the Companies' Boards of Directors and hold office until his or her successor has been duly elected or until his or her prior death, resignation or removal. Upon the closing of AMG's investment in Friess, Ms. Campbell and Mr. Gates will each own less than 1% of Friess and Friess Delaware (Paul Robinson has no ownership interest in Friess or Friess Delaware).

                                  Compensation
                                  ------------

          The table below sets forth the compensation paid by the Brandywine Fund and the Brandywine Blue Fund to each of the directors of the Companies during the fiscal year ended September 30, 2000:

                                             COMPENSATION TABLE

                                               Brandywine Fund
                                                 Pension or                                     Total
                                                 Retirement           Estimated              Compensation
                               Aggregate      Benefits Accrued          Annual              from Fund and
                             Compensation      As Part of Fund       Benefits Upon         Fund Complex(2)
   Name of Person            From Fund(1)         Expenses            Retirement          Paid to Directors
   --------------            ------------         --------            ----------          -----------------
Foster S. Friess                  $0                 $0                   $0                     $0

Stig Ramel(3) (4)               $20,000              $0                   $0                   $25,000

John E. Burris(3)(4)            $20,000              $0                   $0                   $25,000

Marvin N. Schoenhals(3)         $20,000              $0                   $0                   $25,000

---------------
(1)  Includes amounts deferred at the election of the director.
(2)  Brandywine Fund and Brandywine Blue Fund were the only funds in the fund complex during the fiscal year ended September 30, 2000. Brandywine Advisors Fund commenced operations on October 31, 2000.
(3)  At September 30, 2000 the total amount of deferred compensation payable to each of Mr. Burris, Mr.
     Ramel and Mr. Schoenhals was $35,275.
(4)  Messrs. Ramel and Burris have chosen not to stand for re-election.

                                             COMPENSATION TABLE

                                            Brandywine Blue Fund
                                                 Pension or                                     Total
                                                 Retirement           Estimated              Compensation
                               Aggregate      Benefits Accrued          Annual              from Fund and
                             Compensation      As Part of Fund       Benefits Upon         Fund Complex(2)
   Name of Person            From Fund(1)         Expenses            Retirement          Paid to Directors
   --------------            ------------         --------            ----------          -----------------
Foster S. Friess                   $0                $0                   $0                    $0

Stig Ramel(3)(4)                 $5,000              $0                   $0                  $25,000

John E. Burris(3)(4)             $5,000              $0                   $0                  $25,000

Marvin N. Schoenhals(3)          $5,000              $0                   $0                  $25,000

----------------------
(1)  Includes amounts deferred at the election of the director.
(2)  Brandywine Fund and Brandywine Blue Fund were the only funds in the fund complex during the fiscal year ended September 30, 2000. Brandywine Advisors Fund, a series of Brandywine Blue Fund, Inc. commenced operations on October 31, 2000.
(3)  At September 30, 2000 the total amount of deferred compensation payable to each of Mr. Burris, Mr.
     Ramel and Mr. Schoenhals was $8,510.
(4)  Messrs. Ramel and Burris have chosen not to stand for re-election.

          For the fiscal year ending September 30, 2001, the Brandywine Advisors Fund will compensate directors of the Brandywine Blue Fund, Inc. by paying each disinterested director a fee of $2,500. Brandywine Fund will continue to pay each disinterested director a fee of $20,000 and Brandywine Blue Fund will continue to pay each disinterested director a fee of $5,000. Directors may elect to defer the receipt of some or all of the compensation they earn as directors. The Company also may reimburse directors for travel expenses incurred in order to attend meetings of the Board of Directors.

                          Board Meetings and Committees
                          -----------------------------

          The Companies' Boards of Directors do not have an audit committee, nominating committee, compensation committee or other similar committees.

          The Companies' Boards of Directors met three times during the fiscal year ended September 30, 2000. Mr. Friess attended three meetings held by the Boards of Directors and Mr. Schoenhals attended three meetings held by the Boards of Directors.

                                  Required Vote
                                  -------------

          Under Maryland law, shareholders elect directors by a plurality of the votes cast by shares which are entitled to vote in the election, assuming a quorum is present. For this purpose, "plurality" means that the nominees receiving the largest number of votes from the shareholders of Brandywine Fund will be elected to the Board of Directors of Brandywine Fund, Inc. and nominees receiving the largest number of votes from the shareholders of Brandywine Blue Fund and Brandywine Advisors Fund will be elected to the Board of Directors of Brandywine Blue Fund, Inc. Any shares which do not vote, whether by abstention, broker non-vote or otherwise, will not affect the election of directors.

                                 Recommendation
                                 --------------

          The Companies' Boards of Directors recommend a vote "for" all the nominees.

          PROPOSAL 2: APPROVAL OF NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN THE COMPANIES ON BEHALF OF THE FUNDS AND FRIESS FOR EACH FUND

                           Summary of the Transaction
                           --------------------------

          Friess has entered into agreements pursuant to which AMG, through a wholly-owned subsidiary, will make a majority investment in Friess (the "Transaction"). At that time, AMG will become the managing member of Friess. As a result of the transaction, AMG will acquire a 51% interest in Friess at the closing and will purchase an additional 19% interest in Friess three years following the closing, subject to various conditions. The firm's Management Committee, consisting initially of Foster Friess, William D'Alonzo, Jon Fenn, John Ragard and Christopher Long, will have the authority and responsibility to conduct the day-to-day operations of Friess (except in certain limited circumstances). The Transaction is expected to close on or about October 31, 2001 (the "Closing") and is subject to various conditions, including the following:

          1. approval by the shareholders of each Fund of a new Investment Advisory Agreement between the Companies on behalf of the Funds and Friess for each Fund (the "New Advisory Agreements");

          2. approval by the shareholders of each Fund of a Sub-Advisory Agreement among the Companies on behalf of the Funds, Friess and Friess Delaware for each Fund (the "Sub-Advisory Agreements"); and

          3. approval by the shareholders of each Fund of the composition arrangement of the Boards of Directors set forth in Proposal 1.

          After the Closing, Friess will continue to operate out of its Wyoming offices and Friess Delaware will continue to operate out of its Delaware offices. Foster S. Friess, William D'Alonzo, Jon Fenn and John Ragard have each signed long-term employment contracts, effective upon the Closing, and are expected to continue to be responsible for the day-to-day affairs of Friess and Friess Delaware. Mr. Friess and Mr. Fenn will work out of the Wyoming office and Mr. D'Alonzo and Mr. Ragard will work out of the Delaware office. After the Closing under Friess' organizational documents, the day-to-day operations and investment process will be conducted by its Management Committee and its Chief Executive Officer, and AMG generally will have no authority to manage the day-to-day operations, or participate in the investment process, of Friess directly. AMG will have the contractual power to replace the Management Committee members and the Chief Executive Officer. However, AMG has informed the Companies' Boards of Directors that it has no present intention to exercise those powers. Thus, in the view of the Boards of Directors and Friess, the Transaction is not expected to result in any changes in the portfolio management and investment operations of the Funds.

          AMG, a Delaware corporation with a principal place of business at Two International Place, Boston, Massachusetts 02110, is an asset management company which holds equity interests in investment management firms (its "Affiliates"). In connection with the equity investments AMG has made in its Affiliates, the members of the management team of each firm retain or receive significant direct ownership in their firm. At each Affiliate, the management team maintains autonomy over the day-to-day operations and independently manages such operations, and AMG does not participate in the day-to-day management or the investment process except in certain limited circumstances. AMG's affiliated investment management firms managed approximately $74 billion in assets at June 30, 2001. AMG is a public corporation and not controlled by any person.

          Pursuant to Section 15 of the Act, each Fund's existing Investment Advisory Agreement terminates automatically upon its "assignment", which term includes any transfer of a controlling interest in an adviser. Section 15(a) of the Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for Friess to continue to provide investment advisory services to each Fund after the Closing of the Transaction, the shareholders of each Fund must approve a New Advisory Agreement.

          The Transaction also contemplates that Friess, AMG and other persons will comply with the requirements of Section 15(f) of the Act after the Closing.
Section 15(f)
provides, in pertinent part, that affiliated persons (including owners) of Friess may receive any amount or benefit in connection with a sale of securities of, or a sale of any other interest in, Friess which results in an assignment of the investment advisory contract if (1) for a period of three years after the time of such action, at least 75% of the members of the board of directors of any investment company which it advises are not "interested persons" (as defined in the Act) of the new or old investment adviser; and (2) for a two-year period there is no "unfair burden" imposed on any such investment company as a result of the Transaction. The election of the nominees set forth in Proposal 1 will satisfy the 75% condition. AMG and Friess have discussed the Transaction with the Companies' Boards of Directors and the Boards believe that neither AMG nor Friess has an express or implied understanding or arrangement that would impose an unfair burden on the Companies as a result of the Transaction.

                            Benefits to Shareholders
                            ------------------------

          The Board has identified the following benefits which the shareholders are expected to realize as a result of the Transaction:

          1. Foster S. Friess will serve on the Management Committee of and retain a significant interest in Friess and will, together with William D'Alonzo, continue to oversee the team of Friess investment professionals that manage the Funds;

          2. Mr. Friess, Mr. D'Alonzo, Mr. Fenn and Mr. Ragard, each of whom has not previously been a party to any employment contract, will be subject to a long-term employment agreement, thereby providing the Funds with greater assurances of being able to continue receiving their services; and

          3. Mr. and Mrs. Friess have agreed to transfer a substantial portion of their retained interest in Friess to new members of Friess, thereby providing for the retention and development of managers who can provide continuity to the Funds' management.

                             The Investment Adviser
                             ----------------------

          Friess, 115 East Snow King Avenue, P.O. Box 576, Jackson, Wyoming 83001 currently serves as each Fund's investment adviser. Friess manages each Fund's investments, provides, itself or through its related entity, Friess Delaware, various administrative services (not otherwise provided by third parties) and supervises each Fund's daily business affairs, subject to supervision by the Companies' Boards of Directors. All investment decisions for the Funds are made by a team of Friess' investment professionals, any of whom may make recommendations subject to the final approval of Foster Friess, William D'Alonzo or another senior member of the Friess management team to whom they may delegate the authority. Friess currently is controlled by Foster S. Friess and Lynnette E. Friess, and after the Transaction will be controlled by AMG. Effective upon the Closing the Management Committee will be Foster S. Friess, William F. D'Alonzo, Jon S. Fenn, John P. Ragard and Christopher Long.

          Upon the consummation of the Transaction, although their day-to-day responsibilities will remain the same, key individuals will be given officer titles that reflect the roles which they have been performing and are expected to continue to perform. Lynda J.

Campbell will be named Chief Administrative Officer, Christopher Long will be named Chief Operating Officer, and William F. D'Alonzo will be named Chief Investment Officer. Following a short transition period not to exceed six months from the Closing, William F. D'Alonzo will also be given the title of Chief Executive Officer, succeeding Foster S. Friess. In his capacity as Chief Executive Officer, Mr. D'Alonzo will make the day-to-day executive decisions on behalf of Friess. Such decisions include personnel and general operational decisions. Foster S. Friess will continue to function in his role as Chairman of the Board of Friess.

          Friess also serves as the sub-adviser to the Litman Gregory Masters Select Equity Fund. As of August 31, 2001, the portion of assets of the Litman Gregory Masters Select Equity Fund managed by Friess was approximately $48,000,000. For its services, Friess receives an investment advisory fee at an annual rate of 1% of that fund's net assets which it manages. Friess has not waived, reduced or otherwise agreed to reduce its compensation under any applicable contracts relating to the Litman Gregory Masters Select Equity Fund.

                            The Employment Agreements
                            -------------------------

          Foster S. Friess, William D'Alonzo, John P. Ragard and Jon S. Fenn have entered into employment agreements, effective at Closing, that provide for each of their continued service to Friess for at least 10 years after the Closing. Such agreements provide for Foster Friess to continue to serve as Chairman of the Management Committee of Friess for a period of five years following the Closing. Such agreements also provide for William D'Alonzo to become a member of the Management Committee of Friess at the Closing. Such agreements further provide for Jon Fenn and John Ragard to become members of the Management Committee of Friess at the Closing and to continue in their current roles as research team leaders for Friess. Each of these employment agreements provides for these individuals to be subject to long-term non-competition and solicitation provisions following the Closing. The agreements also provide for these individuals to have a right to sell their retained interests in Friess to AMG over a period of time beginning following the fifth anniversary of the Closing and to be required to sell in connection with retirement or any other termination of employment.

                   Recent Transactions in Securities of Friess
                   -------------------------------------------

          In 2001, William F. D'Alonzo acquired an equity interest in Friess. This interest was purchased for approximately $3,700,000, and was paid for with a full-recourse promissory note from Mr. D'Alonzo which becomes due and payable upon the sooner of a sale of the Friess business or August 1, 2002. AMG has agreed to purchase that interest for $16,400,000 at Closing. In addition, as part of the Transaction, Mr. D'Alonzo will receive an approximately 7% equity interest in Friess and Friess Delaware, and will have certain contractual rights to sell a portion of such interest to AMG over time (beginning following the fifth anniversary of the Closing) and the remainder of such interest in connection with his retirement (or other termination of employment).

          Foster and Lynnette Friess have agreed to sell, directly and indirectly, a portion of their interest in Friess and Friess Delaware to AMG at the Closing for approximately $216,000,000. They have also agreed to sell a 19% interest in Friess and Friess Delaware to AMG on the third anniversary of the Closing for an amount to be determined using substantially the same formula used in connection with the initial AMG Closing. They will have certain contractual rights to sell their remaining interest to AMG over time (beginning following the fifth anniversary of the Closing) and they have agreed to sell the remainder of such interest in connection with Mr. Friess' retirement.

                           The New Advisory Agreements
                           ---------------------------

          The description set forth below is qualified in its entirety by reference to Exhibits A, B and C.

          Pursuant to the current Investment Advisory Agreements between Friess and the Companies on behalf of the Funds, Friess has been retained to manage the investments of each Fund and to provide such investment research, advice and supervision, in conformity with each Fund's investment objectives and policies, as may be necessary for the operations of each Fund.

          The current Investment Advisory Agreement for each Fund was entered into in connection with the organization of its applicable Fund and has not been submitted to a vote of the shareholders since that time. The dates of the current Investment Advisory Agreements are set forth below:

                 Fund                                    Date
                 ----                                    ----

          Brandywine Fund                           December 16, 1985

          Brandywine Blue Fund                      December 27, 1990

          Brandywine Advisors Fund                  July 12, 2000

          The New Advisory Agreements provide the same authority as the current Investment Advisory Agreements. The New Advisory Agreements are substantially identical to the current Investment Advisory Agreements (and identical with respect to fees) except that under the New Advisory Agreements Friess may delegate some or all of its advisory responsibilities to one or more persons or companies ("Sub-Advisers") pursuant to a Sub-Advisory Agreement. Each Sub-Advisory Agreement may provide that the applicable Sub-Adviser, subject to the control and supervision of the Companies' Boards of Directors and Friess, will have full investment discretion to manage the investment and reinvestment of the Fund's assets and will take such steps as may be necessary to implement its investment decisions. Any such delegation of duties must comply with the provisions of Section 15 of the Act, including approval by the Companies' Boards of Directors and the applicable Fund's shareholders.

          The current Investment Advisory Agreements and the New Advisory Agreements provide that each Fund will pay Friess an annual investment advisory fee, which is calculated daily and paid monthly, at an annual rate of 1% of its net assets. The current Investment Advisory Agreements and the New Advisory Agreements also permit Friess to cause each Fund to pay broker-dealers which provide brokerage and research services to Friess commissions for effecting securities transactions in excess of the amount other broker-dealers would charge if

Friess determines in good faith that the amount of the commissions are reasonable in relation to the value of the brokerage and research services provided.

          During the fiscal year ended September 30, 2000, Brandywine Fund paid Friess fees of $58,577,546 and Brandywine Blue Fund paid Friess fees of $4,300,678. Brandywine Advisors Fund did not pay Friess any fees for the fiscal year ended September 30, 2000 as the Fund did not commence operations until on or after October 31, 2000. During the fiscal year ended September 30, 2000 Brandywine Fund and Brandywine Blue Fund paid brokerage commissions of $9,641,798 and $540,007, respectively, to broker-dealers who provided research services to Friess. These broker-dealers, in addition to executing the trades for which the commissions were paid, provided research services to Friess having a value of $6,427,865 with respect to the commissions paid by Brandywine Fund and $360,001 with respect to the commissions paid by Brandywine Blue Fund. The research provided by these broker-dealers included, oral and written research reports, oral and written advice to buy or sell securities, compilations of statistics or reports to assess company or market trends, hardware, software and related support services for use in research and trading, quotation services, charting services, financial journals, economic studies or reports, and the services of third-party consultants (external research resources).

          The New Advisory Agreements with each Fund provide for the furnishing of the same advisory services for the same advisory fees as the current Investment Advisory Agreements with each Fund except that each of the New Advisory Agreements permits Friess to delegate some of its advisory responsibilities to Sub-Advisers. The current Investment Advisory Agreements and the New Advisory Agreements provide, among other things, that Friess will bear all expenses of its employees and overhead incurred in connection with its duties, and that the Funds will pay all direct and indirect costs, charges, and expenses of or related to each Fund's business and operations, including the compensation of the Companies' directors (other than those directors who are officers of the Companies or interested persons of Friess). The New Advisory Agreements also provide that Friess will be solely responsible for paying the fees of any Sub-Adviser.

          Pursuant to both the current Investment Advisory Agreements and the New Advisory Agreements, although Friess intends to devote such time and effort to the business of a Fund as is reasonably necessary to perform its duties to such Fund, the services of Friess are not exclusive and Friess may provide similar services to other investment companies and other clients and may engage in other activities.

          The current Investment Advisory Agreements and the New Advisory Agreements both provide that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, Friess is not liable to any of the Funds or the shareholders of any of the Funds for any act or omission by Friess in the course of, or connected with, rendering services thereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

          Each New Advisory Agreement, if approved by the Fund's shareholders, will commence at the Closing, will remain in effect for an initial two-year term and, like the current Investment Advisory Agreements, will continue indefinitely thereafter if, and so long as, such continuance is specifically approved annually by (a) the Board of Directors of the Fund or by the vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act, and (b) the Board of Directors of the Fund in the manner required by the Act. Both the current Investment Advisory Agreements and the New Advisory Agreements may be terminated on 60 days' written notice at any time without the payment of any penalty either by the Boards of Directors of the Companies or by a vote of a "majority of the outstanding voting securities" of the respective Fund, or by Friess.

                            Evaluation by the Boards
                            ------------------------

          On August 29, 2001, the independent directors of the Boards of Directors of the Companies met and discussed the Transaction and its possible effect on the Companies and each Fund and evaluated the New Advisory Agreements. Representatives of Friess and AMG were present to answer questions from the Boards. In evaluating the New Advisory Agreements, the Boards reviewed materials furnished by Friess and AMG relevant to its decision. Those materials included information regarding Friess and AMG (including information describing their respective personnel and operations) as well as materials regarding the services rendered, absolute and relative performance of the Funds and comparative advisory fee information. Representatives of Friess discussed with the Boards Friess' management philosophy and methods of operation insofar as they related to the Funds and indicated their belief that, as a consequence of the Transaction, the operations of Friess and its ability to provide services to the Funds would not be adversely affected. Representatives of AMG discussed with the Boards AMG's management philosophy and expected relationship with Friess and the Funds. In its deliberations, the Board considered certain terms of the Transaction, including, among other things, the continuity of management personnel, which it believed to be important to assure continuity of the advisory services provided by Friess to the Funds. The Boards also considered comparative information on other investment companies with similar investment objectives. In addition, the Boards reviewed and discussed the terms and provisions of the New Advisory Agreements and compared fees and expenses under the New Advisory Agreements with those paid by other investment companies. The Boards also considered the benefits that the Funds might obtain from AMG making a controlling investment in Friess.

          In determining to recommend that the shareholders of each Fund vote to approve the New Advisory Agreements as being in the best interest of each Fund's shareholders, it was noted that the advisory services to be provided by Friess would be performed by the same principals in the business who had previously been providing such services and that expenses of the Funds in the future would not be any greater than those under the current Investment Advisory Agreements.

          Accordingly, after consideration of the above and such other factors and information as it deemed relevant, the Boards of Directors, including all of the members of the Boards present at the meeting who are not parties to the New Advisory Agreements or interested persons (as defined by the Act), approved each New Advisory Agreement and voted to recommend its approval to each Fund's shareholders.

                                  Required Vote
                                  -------------

          The favorable vote of the holders of a "majority" (as defined in the Act) of the outstanding shares of a Fund is required for the approval of the New Advisory Agreement for that particular Fund. Under the Act, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against approval of the New Advisory Agreement but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Special Meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the New Advisory Agreement if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the New Advisory Agreement. If the shareholders of a Fund do not approve the New Advisory Agreement for that particular Fund, the existing Investment Advisory Agreement for the Fund in question will terminate at the time of the Transaction and the appropriate Company will consider such alternative actions as are in the best interest of the Fund in question.

                                 Recommendation
                                 --------------

          After careful consideration, the Companies' Boards of Directors recommend a vote "for" the New Advisory Agreements between the Companies on behalf of the Funds and Friess to replace the current Investment Advisory Agreements with Friess upon the consummation of the Transaction.

          PROPOSAL 3: APPROVAL OF SUB-ADVISORY AGREEMENTS AMONG THE COMPANIES ON BEHALF OF THE FUNDS, FRIESS AND FRIESS DELAWARE FOR EACH FUND

                                  Introduction
                                  ------------

          The Companies on behalf of the Funds and Friess propose to enter into Sub-Advisory Agreements for each Fund with Friess Delaware, pursuant to which Friess Delaware will serve as the Sub-Adviser to the Funds. The sub-advisory Agreements were approved by the Companies Boards of Directors, including a majority of those Directors who were not "interested persons" of the Funds on August 29, 2001.

          The Boards of Directors believe that it is in the best interests of each Fund and its shareholders to approve a Sub-Advisory Agreement for the Fund because of the skills and experience of Friess Delaware in selecting portfolio investments of the type that are appropriate for each Fund.

                           The Sub-Advisory Agreement
                           --------------------------

          The description set forth below is qualified in its entirety by reference to Exhibits D, E and F.

          Under the Sub-Advisory Agreements for each Fund, Friess Delaware will be responsible for managing the investment and reinvestment of each Fund's assets and will take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by Friess. For its services to each Fund, Friess, not the Fund, will pay Friess Delaware a fee, paid monthly, based on the monthly expenses of Friess Delaware plus an amount equal to 10% of the monthly expenses of Friess Delaware in connection with providing such services to such Fund. For any month in which the Sub-Advisory Agreement for a particular Fund is not in effect, the fee thereunder will be reduced proportionately on the basis of the number of calendar days during which the Sub-Advisory Agreement is in effect.

          Pursuant to the Sub-Advisory Agreements, although Friess Delaware intends to devote such time and effort to the business of a Fund as is reasonably necessary to perform its duties to such Fund, the services of Friess Delaware are not exclusive and Friess Delaware may provide similar services to other investment companies and other clients and may engage in other activities.

          The Sub-Advisory Agreement for each Fund provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties thereunder, Friess Delaware is not liable to the Fund or the shareholders of the Fund for any act or omission in the course of, or connected with, rendering services thereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

          The Sub-Advisory Agreement for each Fund, if approved by the Fund's shareholders, will remain in effect for an initial two-year term and will continue indefinitely thereafter if, and so long as, such continuance is specifically approved annually by (a) the Board of Directors of the Fund or by the vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act, and (b) the Board of Directors of the Fund in the manner required by the Act. The Sub-Advisory Agreement for each Fund also provides that it may be terminated at any time, without payment of any penalty, by any party immediately upon written notice to the other parties in the event of a breach of any provision of the Sub-Advisory Agreement by the party so notified, or otherwise upon giving 30 days' written notice to the other parties, and will be automatically terminated if it is assigned.

                                 The Sub-Adviser
                                 ---------------

          Friess Delaware is a Securities and Exchange Commission registered investment adviser providing investment advice to institutions and individuals. Friess Delaware is located at 3711 Kennett Pike, P.O. Box 4166, Greenville, Delaware 19807. All investment decisions are made by a team of Friess Delaware's investment professionals, any of whom may make recommendations subject to the final approval of Foster Friess, William D'Alonzo or another senior member of the Friess Delaware management team to whom they may delegate the authority. Friess Delaware currently is controlled by Foster S. Friess and Lynnette E. Friess and after the Transaction will be controlled by AMG. The current directors of Friess Delaware are Foster S. Friess and Lynnette E. Friess. Immediately following the Closing Friess Delaware will reorganize itself as a Delaware limited liability company. Its Management Committee members and officers will be identical to those of Friess.

                            Evaluation by the Boards
                            ------------------------

          On August 29, 2001, the independent directors of the Boards of Directors of the Companies met and discussed the Transaction and its possible effect on the Companies and each Fund and evaluated the Sub-Advisory Agreements. Representatives of Friess and Friess Delaware were present to answer questions from the Boards. In evaluating the Sub-Advisory Agreements, the Boards reviewed materials furnished by Friess and Friess Delaware relevant to its decision. Those materials included information regarding Friess and Friess Delaware (including information describing their respective personnel and operations) as well as materials regarding the services rendered, absolute and relative performance of the Funds and comparative advisory fee information. Representatives of Friess discussed with the Boards Friess' management philosophy and methods of operation insofar as they related to the Funds and indicated their belief that, as a consequence of delegating some or all of its advisory responsibilities to Friess Delaware, the operations of Friess and its ability to provide services to the Funds would not be adversely affected. Representatives of Friess Delaware discussed with the Boards Friess Delaware's management philosophy and expected relationship with Friess and the Funds. In its deliberations, the Board considered, reviewed and discussed the terms and provisions of the Sub-Advisory Agreements and considered the fact that the fees to be paid under the Sub-Advisory Agreements will be paid by Friess, not the Funds. The Boards also considered the investment performance of the Funds and the benefits that the Funds might obtain from Friess delegating some of its advisory responsibilities to Friess Delaware. Finally, the Boards considered the fact that Friess and Friess Delaware are, and will be, under common control and that employees from Friess and Friess Delaware will function as part of a single team of investment professionals.

          In determining to recommend that the shareholders of each Fund vote to approve the Sub-Advisory Agreements as being in the best interest of each Fund's shareholders, it was noted that the advisory services to be provided by Friess would be performed by the same principals in the business who had previously been providing such services.

          Accordingly, after consideration of the above and such other factors and information as it deemed relevant, the Boards of Directors, including all of the members of the Boards present at the meeting who are not parties to the Sub-Advisory Agreements or interested persons (as defined by the Act), approved each Sub-Advisory Agreement and voted to recommend its approval to each Fund's shareholders.

                                  Required Vote
                                  -------------

          The favorable vote of the holders of a "majority" (as defined in the Act) of the outstanding shares of a Fund is required for the approval of the Sub-Advisory Agreement for that particular Fund. Under the Act, the vote of the holders of a "majority" of the outstanding shares of a Fund means the vote of the holders of the lesser of (a) 67% or more of its shares present at the special meeting or represented by proxy if the holders of 50% or more of its shares are so present or represented; or (b) more than 50% of its outstanding shares. Abstentions and broker non-votes will not be counted for or against approval of the Sub-Advisory Agreement but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding shares are present or represented at the Special Meeting. The failure to vote (other than by broker non-votes or abstentions), assuming more than 50% of the outstanding shares of the Fund are present, has no effect if (a) above is applicable and has the same effect as a vote against the Sub- Advisory Agreement if (b) above is applicable. Abstentions and broker non-votes have the same effect as a vote against the Sub-Advisory Agreement. If the shareholders of a Fund do not approve the Sub-Advisory Agreement for that particular Fund and the shareholders approve the New Advisory Agreement for the Fund, pursuant to the New Advisory Agreement for the Fund, Friess will perform the services contemplated to be performed by the Sub-Adviser under the Sub-Advisory Agreement. If the shareholders of a Fund do not approve the Sub-Advisory Agreement for that particular Fund and the shareholders do not approve the New Advisory Agreement for the Fund, the existing Investment Advisory Agreement for the Fund in question will terminate at the time of the Transaction and the appropriate Company will consider such alternative actions as are in the best interest of the Fund in question.

                                 Recommendation
                                 --------------

          After careful consideration, the Companies' Boards of Directors recommend a vote "for" the Sub-Advisory Agreements among the Companies on behalf of the Funds, Friess and Friess Delaware.

                PROPOSAL 4: RATIFICATION OF INDEPENDENT AUDITORS

          The Companies' Boards of Directors (including a majority of the directors who are not "interested persons" of the Company) have selected PricewaterhouseCoopers LLP, independent accountants, to continue to serve as independent auditors of the Funds for the fiscal year ending September 30, 2001. In such capacity, PricewaterhouseCoopers LLP performs a variety of functions, including examining the financial statements of the Funds and issuing a report on internal controls and procedures for inclusion in Securities and Exchange Commission filings. PricewaterhouseCoopers LLP has advised the Boards of Directors that they have no direct financial interest or material indirect financial interest in the Funds.

          A representative of PricewaterhouseCoopers LLP is not expected to be present at the meeting.

                                      Fees
                                      ----

          In connection with the fiscal year ended September 30, 2000, PricewaterhouseCoopers LLP provided various audit and non-audit services to the Companies and billed the Companies for these services as follows:

          1. Audit Fees. Aggregate fees billed to the Companies by PricewaterhouseCoopers LLP for professional services rendered for the audit of the Funds' financial statements for the fiscal year ended September 30, 2000 totaled $22,333 for Brandywine Fund, Inc. and $20,833 for Brandywine Blue Fund, Inc.

          2. Financial Information Systems Design and Implementation Fees. PricewaterhouseCoopers LLP did not render any services respecting financial information systems design and implementation during the fiscal year ended September 30, 2000 to the Companies, their investment adviser or any entity controlling, controlled by, or under common control with their investment adviser that provides services to the Companies.

          3. All Other Fees. Aggregate fees billed to the Companies by PricewaterhouseCoopers LLP for non-audit services rendered for the fiscal year ended September 30, 2000 to the Companies, their investment adviser or any entity controlling, controlled by, or under common control with their investment adviser that provides services to the Companies, including tax related services, totaled $10,179 for the Brandywine Fund, Inc. and $10,179 for the Brandywine Blue Fund, Inc.

          The Boards of Directors have considered whether the provision of the non-audit services related to sections 2 and 3 above is compatible with maintaining the independence of PricewaterhouseCoopers LLP and has determined that such services have not adversely affected the independence of PricewaterhouseCoopers LLP.

                                  Required Vote
                                  -------------

          The favorable vote of the holders of a majority of the shares of Brandywine Fund voting on Proposal 4, assuming a quorum is present, is required to ratify the selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for Brandywine Fund, and the favorable vote of the holders of a majority of the combined shares of Brandywine Blue Fund and Brandywine Advisors Fund voting on Proposal 4, assuming a quorum is present, is required to ratify the selection of PricewaterhouseCoopers LLP, independent accountants, as auditors for Brandywine Blue Fund and Brandywine Advisors Fund. Abstentions and broker non-votes will not be counted for or against ratification but will be counted as votes present for purposes of determining whether or not more than 50% of the outstanding voting shares are present and represented at the Special Meeting. The failure to vote (including failure to vote by broker non-vote or abstention), assuming more than 50% of the outstanding shares of the Funds are present, will have no effect on the ratification of the selection of PricewaterhouseCoopers LLP.

                                 Recommendation
                                 --------------

          The Companies' Boards of Directors recommend a vote "for" ratification of the selection of PricewaterhouseCoopers LLP as independent auditors for the Funds.

                                  ADMINISTRATOR

          The administrator to the Funds is Fiduciary Management, Inc. Its principal office is located at 225 East Mason Street, Milwaukee, Wisconsin 53202.

                              PRINCIPAL UNDERWRITER

          The principal underwriter for the Brandywine Advisors Fund is Quasar Distributors, LLC. Its principal office is located at 615 East Michigan Street, Milwaukee, Wisconsin 53202. The Brandywine Fund and the Brandywine Blue Fund do not have a principal underwriter.

                        RECEIPT OF SHAREHOLDER PROPOSALS

          Under the proxy rules of the Securities and Exchange Commission, shareholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Companies' proxy materials for a particular meeting of shareholders. One of these conditions relates to the timely receipt by the Companies of any such proposal. Since the Companies do not have regular annual meetings of shareholders, under these rules, proposals submitted for inclusion in the proxy materials for a particular meeting must be received by the Companies within a reasonable time before the solicitation of proxies for the meeting is made. The fact that the Companies receive a shareholder proposal in a timely manner does not ensure its inclusion in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

                                  OTHER MATTERS

          The Boards of Directors know of no other matters that may come before the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons acting pursuant to the enclosed form of proxy to vote the shares represented by said proxies in accordance with their best judgment with respect to such matters.

                                  SOLICITATION

          The owners of Friess will bear the cost of soliciting proxies, including preparing, printing, assembling and mailing the proxy material and the fees of D.F. King & Co., Inc. The Companies expect to solicit proxies mainly by mail. Some of their officers may also solicit proxies personally, by telephone or by telefax. The Companies will not pay these officers specifically for soliciting proxies. In addition, the Companies will retain D.F. King & Co., Inc., as professional proxy solicitor for an estimated fee of $5,000 plus out-of-pocket expenses.

          If you would like to receive a copy of the latest annual report(s) for any of the Funds, please write to The Brandywine Funds at 3711 Kennett Pike, P.O. Box 4166, Greenville, Delaware 19807, Attention: Corporate Secretary, or by calling 1-800-656-3017. The Companies will furnish these copies free of charge.

                                       BRANDYWINE FUND, INC.
                                       BRANDYWINE BLUE FUND, INC.



                                       Lynda J. Campbell
                                       Secretary


Greenville, Delaware
____________ __, 2001

                                                                       Exhibit A
                                                                       ---------

                          INVESTMENT ADVISORY AGREEMENT

          Agreement made this ___ day of ______ 2001 between Brandywine Fund, Inc., a Maryland corporation (the "Fund"), and Friess Associates, LLC., a Delaware limited liability company (the "Adviser").

                              W I T N E S S E T H:

          WHEREAS, the Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company; and

          WHEREAS, the Fund desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as its investment adviser.

          NOW, THEREFORE, the Fund and the Adviser do mutually promise and agree as follows:

          1. Employment. The Fund hereby employs the Adviser to manage the investment and reinvestment of the Fund's assets for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

          2. Authority of the Adviser. The Adviser shall supervise and manage the investment portfolio of the Fund, and, subject to such policies as the Board of Directors of the Fund may determine, direct the purchase and sale of investment securities in the day to day management of the Fund. The Adviser may delegate some or all of its responsibilities under this paragraph 2 to one or more persons or companies ("Sub-Advisers") pursuant to an agreement among the Fund, the Adviser and any such Sub-Adviser ("Sub-Advisory Agreement"). Each Sub-Advisory Agreement may provide that the applicable Sub-Adviser, subject to the control and supervision of the Board of Directors and the Adviser, shall have full investment discretion to manage the investment and reinvestment of the Fund's assets and shall take such steps as may be necessary to implement its investment decisions. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of Section 15 of the Act. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. However, one or more members, officers or employees of the Adviser may serve as directors and/or officers of the Fund, but without compensation or reimbursement of expenses for such services from the Fund. Nothing herein contained shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Fund of its responsibility for and control of the affairs of the Fund.

          3. Expenses. The Adviser, at its own expense and without reimbursement from the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund. The Adviser shall be solely responsible for paying the fees of any Sub-Adviser. The Adviser shall also bear all sales and promotional expenses of the Fund, except for expenses incurred in complying with laws regulating the issue or sale of securities. The Adviser shall not be required to pay any expenses of the Fund except as provided herein if the total expenses borne by the Fund, including the Adviser's fee and the fees paid to the Fund's Administrator but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, brokerage commissions and extraordinary items, in any year exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's shares are qualified for sale. The expenses of the Fund's operations borne by the Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Fund or "interested persons" (as such term is defined in the Act) of the Adviser, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses associated with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

          The Fund shall monitor its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation established herein, the Fund shall create an account receivable from the Adviser in the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Fund's fiscal year if accrued expenses thereafter fall below the expense limitation.

          4. Compensation of the Adviser. For the services to be rendered by the Adviser hereunder, the Fund shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. The monthly advisory fee shall be 1/12 of 1.00% (1.00% per annum) on the average daily net assets of the Fund. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net asset value of the business days during which it is so in effect.

          5. Ownership of Shares of the Fund. The Adviser shall not take an ownership position in the Fund, and shall not permit any of its members, officers or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

          6. Exclusivity. The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has agreed to permit the Fund to use the name "Brandywine," if it so desires, it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name, and that the Fund will not use such name if the Adviser ceases to be the Fund's sole investment adviser. During the period that this Agreement is in effect, the Adviser shall be the Fund's sole investment adviser.

          7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

          8. Brokerage Commissions. The Adviser, subject to the control and direction of the Fund's Board of Directors, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange
Act). The Adviser shall provide such reports as the Fund's Board of Directors may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated.

          9. Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Fund, the Adviser shall permit the Fund to examine any reports required to be made by the Adviser pursuant to Rule 17j-1(d) under the Act.

          10. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the

Board of Directors of the Fund in the manner required by the Act, and, if required by the Act, by the vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act.

          11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Fund or by a vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act, upon giving sixty (60) days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days' written notice to the Fund. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending ________, 2003 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by (i) the Board of Directors of the Fund or by the vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act, and (ii) the Board of Directors of the Fund in the manner required by the Act.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                        FRIESS ASSOCIATES, LLC
                                        (the "Adviser")

                                        By:
                                           -----------------------------------
                                           President

                                        BRANDYWINE FUND, INC.
                                        (the "Fund")

                                        By:
                                           -----------------------------------
                                           President

                                                                       Exhibit B
                                                                       ---------

                          INVESTMENT ADVISORY AGREEMENT

          Agreement made this ___ day of ______ 2001 between Brandywine Blue Fund, Inc., a Maryland corporation (the "Company"), and Friess Associates, LLC, a Delaware limited liability company (the "Adviser").

                              W I T N E S S E T H:

          WHEREAS, the Company is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company consisting of two series, including the Brandywine Blue Fund (the "Fund"); and

          WHEREAS, the Company desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for the Fund.

          NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

          1. Employment. The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

          2. Authority of the Adviser. The Adviser shall supervise and manage the investment portfolio of the Fund, and, subject to such policies as the Board of Directors of the Company may determine, direct the purchase and sale of investment securities in the day to day management of the Fund. The Adviser may delegate some or all of its responsibilities under this paragraph 2 to one or more persons or companies ("Sub-Advisers") pursuant to an agreement among the Company, the Adviser and any such Sub-Adviser ("Sub-Advisory Agreement"). Each Sub-Advisory Agreement may provide that the applicable Sub-Adviser, subject to the control and supervision of the Board of Directors and the Adviser, shall have full investment discretion to manage the investment and reinvestment of the Fund's assets and shall take such steps as may be necessary to implement its investment decisions. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of
Section 15 of the Act. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund. However, one or more members, officers or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company or the Fund. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the affairs of the Fund.

          3. Expenses. The Adviser, at its own expense and without reimbursement from the Company or the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund. The Adviser shall be solely responsible for paying the fees of any Sub-Adviser. The Adviser shall also bear all sales and promotional expenses of the Fund, except for expenses incurred in complying with laws regulating the issue or sale of securities. The Adviser shall not be required to pay any expenses of the Fund except as provided herein if the total expenses borne by the Fund, including the Adviser's fee and the fees paid to the Fund's Administrator but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, brokerage commissions and extraordinary items, in any year exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's shares are qualified for sale. The expenses of the Fund's operations borne by the Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Company or "interested persons" (as such term is defined in the Act) of the Adviser, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses associated with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

          The Company shall monitor the expense ratio of the Fund on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation established herein, the Company shall create an account receivable from the Adviser in the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Company's fiscal year if accrued expenses thereafter fall below the expense limitation.

          4. Compensation of the Adviser. For the services to be rendered by the Adviser hereunder, the Company, through and on behalf of the Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. The monthly advisory fee shall be 1/12 of 1.00% (1.00% per annum) on the average daily net assets of the Fund. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net asset value of the business days during which it is so in effect.

          5. Ownership of Shares of the Fund. The Adviser shall not take an ownership position in the Fund, and shall not permit any of its members, officers or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

          6. Exclusivity. The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has agreed to permit the Fund and the Company to use the name "Brandywine," if they so desire, it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name, and that the Fund and the Company will not use such name if the Adviser ceases to be the Fund's sole investment adviser. During the period that this Agreement is in effect, the Adviser shall be the Fund's sole investment adviser.

          7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

          8. Brokerage Commissions. The Adviser, subject to the control and direction of the Company's Board of Directors, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Adviser shall provide such reports as the Company's Board of Directors may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated.

          9. Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Adviser shall permit the Company to examine any reports required to be made by the Adviser pursuant to Rule 17j-1(d) under the Act.

          10. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors of the Company in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

          11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by a vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act, upon giving sixty (60) days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days' written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this

Agreement shall continue in effect for an initial period beginning as of the date hereof and ending ________, 2003 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by (i) the Board of Directors of the Company or by the vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act, and (ii) the Board of Directors of the Company in the manner required by the Act.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                        FRIESS ASSOCIATES, LLC
                                        (the "Adviser")

                                        By:
                                           -----------------------------------
                                           President

                                        BRANDYWINE BLUE FUND, INC.
                                        (the "Company")

                                        By:
                                           -----------------------------------
                                           President

                                                                       Exhibit C
                                                                       ---------

                          INVESTMENT ADVISORY AGREEMENT

          Agreement made this ___ day of ______ 2001 between Brandywine Blue Fund, Inc., a Maryland corporation (the "Company"), and Friess Associates, LLC, a Delaware limited liability company (the "Adviser").

                              W I T N E S S E T H:

          WHEREAS, the Company is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company consisting of two series, including the Brandywine Advisors Fund (the "Fund"); and

          WHEREAS, the Company desires to retain the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for the Fund.

          NOW, THEREFORE, the Company and the Adviser do mutually promise and agree as follows:

          1. Employment. The Company hereby employs the Adviser to manage the investment and reinvestment of the assets of the Fund for the period and on the terms set forth in this Agreement. The Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations herein set forth.

          2. Authority of the Adviser. The Adviser shall supervise and manage the investment portfolio of the Fund, and, subject to such policies as the Board of Directors of the Company may determine, direct the purchase and sale of investment securities in the day to day management of the Fund. The Adviser may delegate some or all of its responsibilities under this paragraph 2 to one or more persons or companies ("Sub-Advisers") pursuant to an agreement among the Company, the Adviser and any such Sub-Adviser ("Sub-Advisory Agreement"). Each Sub-Advisory Agreement may provide that the applicable Sub-Adviser, subject to the control and supervision of the Board of Directors and the Adviser, shall have full investment discretion to manage the investment and reinvestment of the Fund's assets and shall take such steps as may be necessary to implement its investment decisions. Any delegation of duties pursuant to this paragraph shall comply with any applicable provisions of
Section 15 of the Act. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund. However, one or more members, officers or employees of the Adviser may serve as directors and/or officers of the Company, but without compensation or reimbursement of expenses for such services from the Company or the Fund. Nothing herein contained shall be deemed to require the Company to take any action contrary to its Articles of Incorporation, as amended, restated or supplemented from time to time, or any applicable statute or regulation, or to relieve or deprive the Board of Directors of the Company of its responsibility for and control of the affairs of the Fund.

          3. Expenses. The Adviser, at its own expense and without reimbursement from the Company or the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund. The Adviser shall be solely responsible for paying the fees of any Sub-Adviser. The Adviser shall not be required to pay any expenses of the Fund except as provided herein if the total expenses borne by the Fund, including the Adviser's fee and the fees paid to the Fund's Administrator but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, brokerage commissions and extraordinary items, in any year exceed that percentage of the average net assets of the Fund for such year, as determined by valuations made as of the close of each business day, which is the most restrictive percentage provided by the state laws of the various states in which the Fund's shares are qualified for sale or, if the states in which the Fund's shares are qualified for sale impose no such restrictions, 1.95%. The expenses of the Fund's operations borne by the Fund include by way of illustration and not limitation, directors fees paid to those directors who are not officers of the Company or "interested persons" (as such term is defined in the Act) of the Adviser, the costs of preparing and printing registration statements required under the Securities Act of 1933 and the Act (and amendments thereto), the expense of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing shareholders, the cost of stock certificates (if any), director and officer liability insurance, reports to shareholders, reports to government authorities and proxy statements, interest charges, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, taxes, legal expenses, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, insurance premiums, brokerage and other expenses associated with the execution of portfolio securities transactions, fees and expenses of the custodian of the Fund's assets, expenses of calculating the net asset value and repurchasing and redeeming shares, printing and mailing expenses, charges and expenses of dividend disbursing agents, registrars and stock transfer agents and the cost of keeping all necessary shareholder records and accounts.

          The Company shall monitor the expense ratio of the Fund on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the expense limitation established herein, the Company shall create an account receivable from the Adviser in the amount of such excess. In such a situation the monthly payment of the Adviser's fee will be reduced by the amount of such excess, subject to adjustment month by month during the balance of the Company's fiscal year if accrued expenses thereafter fall below the expense limitation.

          4. Compensation of the Adviser. For the services to be rendered by the Adviser hereunder, the Company, through and on behalf of the Fund, shall pay to the Adviser an advisory fee, paid monthly, based on the average net assets of the Fund, as determined by valuations made as of the close of each business day of the month. The monthly advisory fee shall be 1/12 of 1.00% (1.00% per annum) on the average daily net assets of the Fund. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect and the fee computed upon the average net asset value of the business days during which it is so in effect.

          5. Ownership of Shares of the Fund. The Adviser shall not take an ownership position in the Fund, and shall not permit any of its members, officers or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

          6. Exclusivity. The services of the Adviser to the Fund hereunder are not to be deemed exclusive and the Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby. Although the Adviser has agreed to permit the Fund and the Company to use the name "Brandywine," if they so desire, it is understood and agreed that the Adviser reserves the right to use and to permit other persons, firms or corporations, including investment companies, to use such name, and that the Fund and the Company will not use such name if the Adviser ceases to be the Fund's sole investment adviser. During the period that this Agreement is in effect, the Adviser shall be the Fund's sole investment adviser.

          7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

          8. Brokerage Commissions. The Adviser, subject to the control and direction of the Company's Board of Directors, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in
Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The

Adviser shall provide such reports as the Company's Board of Directors may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated.

          9. Code of Ethics. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Adviser shall permit the Company to examine any reports required to be made by the Adviser pursuant to Rule 17j-1(d) under the Act.

          10. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors of the Company in the manner required by the Act, and, if required by the Act, by the vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act.

          11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Company or by a vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act, upon giving sixty (60) days' written notice to the Adviser. This Agreement may be terminated by the Adviser at any time upon the giving of sixty (60) days' written notice to the Company. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending ________, 2003 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by (i) the Board of Directors of the

Company or by the vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act, and (ii) the Board of Directors of the Company in the manner required by the Act.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                        FRIESS ASSOCIATES, LLC
                                        (the "Adviser")

                                        By:
                                           -----------------------------------
                                           President

                                        BRANDYWINE BLUE FUND, INC.
                                        (the "Company")

                                        By:
                                           -----------------------------------
                                           President

                                                                       Exhibit D
                                                                       ---------

                             SUB-ADVISORY AGREEMENT

          Agreement made this ___ day of ______ 2001 among Brandywine Fund, Inc., a Maryland corporation (the "Fund"), Friess Associates, LLC., a Delaware limited liability company (the "Adviser"), and Friess Associates of Delaware, Inc., a Delaware corporation (the "Sub-Adviser").

                              W I T N E S S E T H:

          WHEREAS, the Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company; and

          WHEREAS, the Fund has retained the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as its investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"); and

          WHEREAS, the Fund and the Adviser desire to retain the Sub-Adviser as a sub-adviser for the Fund.

          NOW, THEREFORE, the Fund, the Adviser and the Sub-Adviser do mutually promise and agree as follows:

          1. Employment. The Adviser, being duly authorized, hereby employs the Sub-Adviser to perform such duties as the Adviser may, from time to time, delegate to the Sub-Adviser pursuant to paragraph 2 of the Advisory Agreement. The Sub-Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations delegated to it.

          2. Authority of the Sub-Adviser. The Sub-Adviser, subject to the control and supervision of the Board of Directors, shall have full investment discretion to manage the investment and reinvestment of the Fund's assets and shall take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          3. Expenses. The Sub-Adviser, at its own expense and without reimbursement from the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it.

          4. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser hereunder, the Adviser and not the Fund, shall pay to the Sub-Adviser a sub-advisory fee in accordance with the attached Compensation Schedule.

          5. Ownership of Shares of the Fund. The Sub-Adviser shall not take an ownership position in the Fund, and shall not permit any of its directors, officers or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

          6. Exclusivity. The services of the Sub-Adviser to the Fund hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.

          7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

          8. Brokerage Commissions. The Sub-Adviser, subject to the control and direction of the Fund's Board of Directors and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser or the Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser or the Sub-Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Sub-Adviser shall provide such reports as the Fund's Board of Directors may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated.

          9. Code of Ethics. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Fund with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Fund, the Sub-Adviser shall permit the Fund to examine any reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(d) under the Act.

          10. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors of the Fund in the manner required by the Act, and, if required by the Act, by the vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act.

          11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by any party hereto immediately upon written notice to the others in the event of a breach of any provision hereof by the party so notified, or otherwise upon giving thirty (30) days' written notice to the others, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending ________, 2003 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by the Board of Directors of the Fund in the manner required by the Act.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                        FRIESS ASSOCIATES OF DELAWARE, INC.
                                        (the "Sub-Adviser")

                                        By:
                                           -----------------------------------
                                           President

                                        FRIESS ASSOCIATES, LLC
                                        (the "Adviser")

                                        By:
                                           -----------------------------------
                                           President

                                        BRANDYWINE FUND, INC.
                                        (the "Fund")

                                        By:
                                           -----------------------------------
                                           President

                              COMPENSATION SCHEDULE
                              ---------------------

          In consideration for the services to be rendered under the Agreement, the Adviser shall pay the Sub-Adviser a sub-advisory fee, paid monthly, based on the monthly expenses of the Sub-Adviser plus an amount equal to 10% of the monthly expenses. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect.

                                                                       Exhibit E
                                                                       ---------

                             SUB-ADVISORY AGREEMENT

          Agreement made this ___ day of ______ 2001 among Brandywine Blue Fund, Inc., a Maryland corporation (the "Company"), Friess Associates, LLC, a Delaware limited liability company (the "Adviser"), and Friess Associates of Delaware, Inc., a Delaware corporation (the "Sub-Adviser").

                              W I T N E S S E T H:

          WHEREAS, the Company is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company consisting of two series, including the Brandywine Blue Fund (the "Fund"); and

          WHEREAS, the Company has retained the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"); and

          WHEREAS, the Company and the Adviser desire to retain the Sub-Adviser as a Sub-Adviser for the Fund.

          NOW, THEREFORE, the Company, the Adviser and the Sub-Adviser do mutually promise and agree as follows:

          1. Employment. The Adviser, being duly authorized, hereby employs the Sub-Adviser to perform such duties as the Adviser may, from time to time, delegate to the Sub-Adviser pursuant to paragraph 2 of the Advisory Agreement. The Sub-Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations delegated to it.

          2. Authority of the Sub-Adviser. The Sub-Adviser, subject to the control and supervision of the Board of Directors of the Company and the Adviser, shall have full investment discretion to manage the investment and reinvestment of the Fund's assets and shall take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.

          3. Expenses. The Sub-Adviser, at its own expense and without reimbursement from the Company or the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it.

          4. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser hereunder, the Adviser, and not the Company or the Fund, shall pay to the Sub-Adviser a sub-advisory fee in accordance with the attached Compensation Schedule.

          5. Ownership of Shares of the Fund. The Sub-Adviser shall not take an ownership position in the Fund, and shall not permit any of its directors, officers or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

          6. Exclusivity. The services of the Sub-Adviser to the Fund hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.

          7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

          8. Brokerage Commissions. The Sub-Adviser, subject to the control and direction of the Company's Board of Directors and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser or the Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser or the Sub-Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Sub-Adviser shall provide such reports as the Company's Board of Directors may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated.

          9. Code of Ethics. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Sub-Adviser shall permit the Company to examine any reports required to be made by the Sub-Adviser pursuant to Rule 17j-1(d) under the Act.

          10. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors of the Company in the manner required by the Act, and, if required by the Act, by the vote of the majority of the outstanding voting securities of the Fund, as defined in the Act.

          11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by any party hereto immediately upon written notice to the others in the event of a breach of any provision hereof by the party so notified, or otherwise upon giving thirty (30) days' written notice to the others, but any such termination shall not affect the status, obligations, or liabilities of any party hereto to the others. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending ________, 2003 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by the Board of Directors of the Company in the manner required by the Act.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                        FRIESS ASSOCIATES OF DELAWARE, INC.
                                        (the "Sub-Adviser")

                                        By:
                                           -----------------------------------
                                           President

                                        FRIESS ASSOCIATES, LLC
                                        (the "Adviser")

                                        By:
                                           -----------------------------------
                                           President

                                        BRANDYWINE BLUE FUND, INC.
                                        (the "Company")

                                        By:
                                           -----------------------------------
                                           President

                              COMPENSATION SCHEDULE
                              ---------------------

          In consideration for the services to be rendered under the Agreement, the Adviser shall pay the Sub-Adviser a sub-advisory fee, paid monthly, based on the monthly expenses of the Sub-Adviser plus an amount equal to 10% of the monthly expenses. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect.

                                                                       Exhibit F
                                                                       ---------

                             SUB-ADVISORY AGREEMENT

          Agreement made this ___ day of ______ 2001 among Brandywine Blue Fund, Inc., a Maryland corporation (the "Company"), Friess Associates, LLC, a Delaware limited liability company (the "Adviser"), and Friess Associates of Delaware, Inc., a Delaware corporation (the "Sub-Adviser").

                              W I T N E S S E T H:

          WHEREAS, the Company is registered with the Securities and Exchange Commission under the Investment Company Act of 1940 (the "Act") as an open-end management investment company consisting of two series, including the Brandywine Advisors Fund (the "Fund"); and

          WHEREAS, the Company has retained the Adviser, which is an investment adviser registered under the Investment Advisers Act of 1940, as the investment adviser for the Fund pursuant to an investment advisory agreement (the "Advisory Agreement"); and

          WHEREAS, the Company and the Adviser desire to retain the Sub-Advisor as sub-adviser for the Fund.

          NOW, THEREFORE, the Company, the Adviser and the Sub-Adviser do mutually promise and agree as follows:

          1. Employment. The Adviser, being duly authorized, hereby employs the Sub-Adviser to perform such duties as the Adviser may, from time to time, delegate to the Sub-Adviser pursuant to paragraph 2 of the Advisory Agreement. The Sub-Adviser hereby accepts such employment for the compensation herein provided and agrees during such period to render the services and to assume the obligations delegated to it.

          2. Authority of the Sub-Adviser. The Sub-Adviser, subject to the control and supervision of the Board of Directors of the Company and the Adviser, shall have full investment discretion to manage the investment and reinvestment of the Fund's assets and shall take such steps as may be necessary to implement its investment decisions to the extent such authority has been delegated to it by the Adviser. The Sub-Adviser shall for all purposes herein be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Company or the Fund in any way or otherwise be deemed an agent of the Company or the Fund.

          3. Expenses. The Sub-Adviser, at its own expense and without reimbursement from the Company or the Fund, shall furnish office space, and all necessary office facilities, equipment and executive personnel for performing the duties delegated to it.

          4. Compensation of the Sub-Adviser. For the services to be rendered by the Sub-Adviser hereunder, the Adviser, and not the Company or the Fund, shall pay to the Sub-Adviser a sub-advisory fee in accordance with the attached Compensation Schedule.

          5. Ownership of Shares of the Fund. The Sub-Adviser shall not take an ownership position in the Fund, and shall not permit any of its directors, officers or employees to take a long or short position in the shares of the Fund, except for the purchase of shares of the Fund for investment purposes at the same price as that available to the public at the time of purchase.

          6. Exclusivity. The services of the Sub-Adviser to the Fund hereunder are not to be deemed exclusive and the Sub-Adviser shall be free to furnish similar services to others as long as the services hereunder are not impaired thereby.

          7. Liability. In the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties hereunder on the part of the Sub-Adviser, the Sub-Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund for any act or omission in the course of, or connected with, rendering services hereunder, or for any losses that may be sustained in the purchase, holding or sale of any security.

          8. Brokerage Commissions. The Sub-Adviser, subject to the control and direction of the Company's Board of Directors and the Adviser, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for the Fund and for the selection of the markets on or in which the transactions will be executed. The Adviser or the Sub-Adviser may cause the Fund to pay a broker-dealer which provides brokerage and research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934 (the "Exchange Act"), to the Adviser or the Sub-Adviser a commission for effecting a securities transaction in excess of the amount another broker-dealer would have charged for effecting such transaction, if the Adviser or the Sub-Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker-dealer viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion (as defined in Section 3(a)(35) of the Exchange Act). The Sub-Adviser shall provide such reports as the Company's Board of Directors may reasonably request with respect to the Fund's total brokerage and the manner in which that brokerage was allocated.

          9. Code of Ethics. The Sub-Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and has provided the Company with a copy of the code of ethics and evidence of its adoption. Upon the written request of the Company, the Sub-Adviser shall permit the Company to examine any reports required to be made by the Adviser pursuant to Rule 17j-1(d) under the Act.

          10. Amendments. This Agreement may be amended by the mutual consent of the parties; provided, however, that in no event may it be amended without the approval of the Board of Directors of the Company in the manner required by the Act, and, if required by the Act, by the vote of the "majority of the outstanding voting securities" of the Fund, as such term is defined in the Act.

          11. Termination. This Agreement may be terminated at any time, without the payment of any penalty, by any party hereto immediately upon written notice to the others in the event of a breach of any provision hereof by the party so notified, or otherwise upon giving thirty (30) days' written notice to the others, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the others. This Agreement shall terminate automatically in the event of its assignment (as defined in Section 2(a)(4) of the Act). Subject to prior termination as hereinbefore provided, this Agreement shall continue in effect for an initial period beginning as of the date hereof and ending ________, 2003 and indefinitely thereafter, but only so long as the continuance after such initial period is specifically approved annually by the Board of Directors of the Company in the manner required by the Act.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day first above written.

                                        FRIESS ASSOCIATES OF DELAWARE, INC.
                                        (the "Sub-Adviser")

                                        By:
                                           -----------------------------------
                                           President

                                        FRIESS ASSOCIATES, LLC
                                        (the "Adviser")

                                        By:
                                           -----------------------------------
                                           President

                                        BRANDYWINE BLUE FUND, INC.
                                        (the "Company")

                                        By:
                                           -----------------------------------
                                           President

                              COMPENSATION SCHEDULE
                              ---------------------

          In consideration for the services to be rendered under the Agreement, the Adviser shall pay the Sub-Adviser a sub-advisory fee, paid monthly, based on the monthly expenses of the Sub-Adviser plus an amount equal to 10% of the monthly expenses. For any month in which this Agreement is not in effect for the entire month, such fee shall be reduced proportionately on the basis of the number of calendar days during which it is in effect.

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                            OF BRANDYWINE FUND, INC.


                                 Brandywine Fund


          The undersigned constitutes and appoints Mr. William F. D'Alonzo, Ms. Lynda J. Campbell and Mr. Jon S. Fenn, and each of them singly, with power of substitution, as attorneys and proxies for and in the name and place of the undersigned to appear and vote with the same effect as the undersigned at the Special Meeting of Shareholders of Brandywine Fund, Inc. ("Company") to be held at 115 East Snow King Avenue, Jackson, Wyoming on Wednesday, October 24, 2001, at 10 o'clock a.m. (Mountain Daylight Time), and at any adjournments or postponements thereof, all shares of stock of the Brandywine Fund which the undersigned is entitled to vote as follows:

1.   To elect eight directors to the Company's Board of Directors.

     For all nominees listed below (except as marked to the contrary)       |_|

     Withhold authority to vote for nominees listed below          |_|

(Instruction: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

             Robert F. Birch                            Stuart A. McFarland

             William F. D'Alonzo                        W. Richard Scarlett III

             Foster S. Friess                           Marvin N. Schoenhals

             Charles Quentin Sweeting Jackson           James W. Zug

2. To approve a new Investment Advisory Agreement between the Company on behalf of the Fund and Friess.

          |_|      For              |_|      Against           |_|      Abstain

3. To approve a Sub-Advisory Agreement among the Company on behalf of the Fund, Friess and Friess Delaware.

          |_|      For              |_|      Against           |_|      Abstain

4. To ratify the selection of PricewaterhouseCoopers LLP as independent auditors.

          |_|      For              |_|      Against           |_|      Abstain

5. In their discretion upon such other business as may properly come before the meeting.

     This proxy will be voted as specified. If no specification is made, this proxy will be voted for each proposal.

     The signature on this proxy should correspond exactly with the name of the shareholder as it appears on the proxy. If stock is issued in the name of two or more persons, each should sign the proxy. If a proxy is signed by an administrator, trustee, guardian, attorney or other fiduciary, please indicate full title as such.

                                       Dated _____________ ___, 2001


                                       Signed___________________________________

                                       Signed___________________________________




This proxy is solicited on behalf of
the Board of Directors of Brandywine Fund, Inc.

|_|   Please check here if you will be attending the meeting.


                                       2